Supplemental Information 3rd Quarter 2024 Exhibit 99.2

2 Overview 3 Segment Overview 6 Senior Housing 7 General and Administrative ("G&A") Expense 12 Capital Expenditures 13 Cash Facility Lease Payments 14 Capital Structure 15 Definitions 16 Appendix: Non-GAAP Financial Measures 18 Table of Contents

3 Managed 4,362 Owned 30,977 Leased 19,860 Managed 29 Owned 342 Leased 277 648 communities 55,199 units (1) Brookdale has entered into agreements to acquire 41 communities (2,789 units) from three current triple-net lease portfolios. Important Note Regarding Non-GAAP Financial Measures • Adjusted EBITDA and Adjusted Free Cash Flow are financial measures that are not calculated in accordance with GAAP. See "Definitions" and "Non-GAAP Financial Measures" for the definitions of such measures and other important information regarding such measures, including reconciliations to the most comparable GAAP measures. 2023 2024 3Q24 vs 3Q23 YTD 3Q24 vs YTD 3Q23 ($ in 000s, except RevPAR and RevPOR) 1Q 2Q 3Q 4Q Full Year 1Q 2Q 3Q Better B (Worse) (W) B(W) Resident fees $ 713,404 $ 710,161 $ 717,123 $ 716,582 $ 2,857,270 $ 744,241 $ 739,709 $ 743,729 $ 2,227,679 3.7% 4.1 % Net income (loss) $ (44,563) $ (4,526) $ (48,811) $ (91,170) $ (189,070) $ (29,581) $ (37,742) $ (50,734) (3.9) % (20.6) % Net cash provided by (used in) operating activities $ 24,042 $ 63,824 $ 45,763 $ 29,294 $ 162,923 $ (1,146) $ 55,670 $ 66,455 45.2% (9.5) % Adjusted EBITDA $ 88,623 $ 81,372 $ 80,220 $ 85,323 $ 335,538 $ 97,616 $ 97,816 $ 92,237 15.0% 15.0 % Adjusted Free Cash Flow $ (21,239) $ (7,481) $ 2,544 $ (21,455) $ (47,631) $ (26,287) $ (5,526) $ 13,853 NM 31.4 % RevPAR $ 4,551 $ 4,544 $ 4,596 $ 4,619 $ 4,577 $ 4,854 $ 4,835 $ 4,869 5.9% 6.3 % Weighted average occupancy 76.3% 76.5% 77.6% 78.4% 77.2% 77.9% 78.1% 78.9% 130 bps 150 bps RevPOR $ 5,963 $ 5,939 $ 5,919 $ 5,889 $ 5,927 $ 6,228 $ 6,193 $ 6,171 4.3% 4.3% 3Q 2024 weighted average occupancy (consolidated communities) Occupancy Band Community Count % of Period End Communities Greater than 95% 75 12% 90% > 95% 91 15% 85% > 90% 73 12% 80% > 85% 92 15% 75% > 80% 71 11% 70% > 75% 61 10% Less than 70% 156 25% Total 619 100% Overview As of September 30, 2024 (1) Consolidated: 50,837 Consolidated: 619

4 2023 2024 3Q24 vs 3Q23 YTD 3Q24 vs YTD 3Q23 ($ in 000s) 1Q 2Q 3Q 4Q Full Year 1Q 2Q 3Q B(W) B(W) Resident fees $ 713,404 $ 710,161 $ 717,123 $ 716,582 $ 2,857,270 $ 744,241 $ 739,709 $ 743,729 3.7% 4.1 % Management fees 2,577 2,510 2,566 2,508 10,161 2,618 2,616 2,676 4.3% 3.4 % Other operating income 2,328 4,122 2,623 — 9,073 — — — (100.0) % (100.0) % Facility operating expense (530,807) (531,118) (537,411) (530,464) (2,129,800) (542,550) (537,507) (548,282) (2.0) % (1.8) % Combined Segment Operating Income 187,502 185,675 184,901 188,626 746,704 204,309 204,818 198,123 7.2% 8.8 % General and administrative expense (1) (41,947) (42,234) (40,078) (38,758) (163,017) (42,108) (42,555) (41,460) (3.4) % (1.5) % Cash facility operating lease payments (see page 14) (56,932) (62,069) (64,603) (64,545) (248,149) (64,585) (64,447) (64,426) 0.3% (5.4) % Adjusted EBITDA 88,623 81,372 80,220 85,323 335,538 97,616 97,816 92,237 15.0% 15.0 % Transaction and Organizational Restructuring Costs (3,568) (123) (105) (96) (3,892) (351) (134) (66) 37.1% 85.5 % Interest expense, net (see page 14) (51,541) (51,594) (52,040) (53,401) (208,576) (53,739) (54,174) (54,570) (4.9) % (4.7) % Payment of financing lease obligations (5,852) (2,126) (244) (251) (8,473) (262) (265) (273) (11.9) % 90.3 % Changes in working capital (2) 8,247 27,817 11,495 (16,756) 30,803 (21,929) 3,741 15,024 30.7 % NM Non-Development Capital Expenditures, net (see page 13) (62,912) (64,815) (47,248) (41,536) (216,511) (50,591) (52,325) (41,718) 11.7% 17.3 % Property and casualty insurance proceeds 6,422 2,367 10,747 5,168 24,704 2,642 62 3,593 (66.6) % (67.8) % Other (3) (658) (379) (281) 94 (1,224) 3 2 327 (247) (374) (33.1) % 77.7 % Adjusted Free Cash Flow $ (21,239) $ (7,481) $ 2,544 $ (21,455) $ (47,631) $ (26,287) $ (5,526) $ 13,853 NM 31.4 % Adjusted EBITDA and Adjusted Free Cash Flow (1) Excluding non-cash stock-based compensation expense and Transaction and Organizational Restructuring Costs, see page 12. (2) Excludes changes in prepaid insurance premiums financed with notes payable and lessor capital expenditure reimbursements under operating leases. (3) Primarily consists of state income tax (provision) benefit.

5 (1) Resident fee revenue excluded from definitions of RevPAR and RevPOR is $1.2 million. (2) All Other primarily includes communities operated by the Company pursuant to management agreements. (3) Excluding non-cash stock-based compensation expense and Transaction and Organizational Restructuring Costs, see page 12. (4) Excludes changes in prepaid insurance premiums financed with notes payable and lessor capital expenditure reimbursements under operating leases. (5) Amounts are presented net of lessor reimbursements of $6.7 million. Adjusted EBITDA and Adjusted Free Cash Flow Distribution 3Q 2024 ($ in 000s) Total Senior Housing Owned Portfolio Senior Housing Leased Portfolio Corporate All Other (2) Resident fees (1) $ 743,729 $ 436,238 $ 307,491 $ — $ — Management fees 2,676 — — — 2,676 Facility operating expense (548,282) (329,550) (218,732) — — Combined Segment Operating Income 198,123 106,688 88,759 — 2,676 General and administrative expense (3) (41,460) (22,654) (15,968) — (2,838) Cash facility operating lease payments (64,426) — (63,740) (686) — Adjusted EBITDA 92,237 84,034 9,051 (686) (162) Transaction and Organizational Restructuring Costs (66) — — (66) — Interest expense, net (54,570) (54,171) (4,803) 4,404 — Payment of financing lease obligations (273) — (66) (207) — Changes in working capital (4) 15,024 — — 15,024 — Non-Development Capital Expenditures, net (5) (41,718) (25,296) (9,510) (6,912) — Property and casualty insurance proceeds 3,593 — — 3,593 — Other (374) — — (374) — Adjusted Free Cash Flow $ 13,853 $ 4,567 $ (5,328) $ 14,776 $ (162)

6 2023 2024 3Q24 vs 3Q23 YTD 3Q24 vs YTD 3Q23 ($ in 000s, except RevPAR and RevPOR) 1Q 2Q 3Q 4Q Full Year 1Q 2Q 3Q B(W) B(W) Total Senior Housing and All Other Revenue (1) $ 715,981 $ 712,671 $ 719,689 $ 719,090 $ 2,867,431 $ 746,859 $ 742,325 $ 746,405 3.7% 4.1 % Other operating income $ 2,328 $ 4,122 $ 2,623 $ — $ 9,073 $ — $ — $ — (100.0) % (100.0) % Combined Segment Operating Income $ 187,502 $ 185,675 $ 184,901 $ 188,626 $ 746,704 $ 204,309 $ 204,818 $ 198,123 7.2% 8.8 % Combined segment operating margin 26.1% 25.9% 25.6% 26.2% 26.0% 27.4% 27.6% 26.5% 90 bps 130 bps Combined segment adjusted operating margin (2) 25.9% 25.5% 25.3% 26.2% 25.7% 27.4% 27.6% 26.5% 120 bps 160 bps Senior Housing Segments (see page 7) Revenue $ 713,404 $ 710,161 $ 717,123 $ 716,582 $ 2,857,270 $ 744,241 $ 739,709 $ 743,729 3.7% 4.1 % Other operating income $ 2,328 $ 4,122 $ 2,623 $ — $ 9,073 $ — $ — $ — (100.0) % (100.0) % Senior Housing Operating Income $ 184,925 $ 183,165 $ 182,335 $ 186,118 $ 736,543 $ 201,691 $ 202,202 $ 195,447 7.2% 8.9 % Operating margin 25.8% 25.6% 25.3% 26.0% 25.7% 27.1% 27.3% 26.3% 100 bps 130 bps Adjusted operating margin (2) 25.6% 25.2% 25.1% 26.0% 25.5% 27.1% 27.3% 26.3% 120 bps 160 bps Number of communities (period end) 641 641 641 622 622 622 619 619 (3.4) % (3.4) % Total Average Units 52,177 52,030 51,960 51,672 51,960 51,039 50,927 50,836 (2.2) % (2.2) % RevPAR $ 4,551 $ 4,544 $ 4,596 $ 4,619 $ 4,577 $ 4,854 $ 4,835 $ 4,869 5.9% 6.3 % Weighted average occupancy 76.3% 76.5% 77.6% 78.4% 77.2% 77.9% 78.1% 78.9% 130 bps 150 bps RevPOR $ 5,963 $ 5,939 $ 5,919 $ 5,889 $ 5,927 $ 6,228 $ 6,193 $ 6,171 4.3% 4.3 % All Other All Other Segment Operating Income (comprised solely of management fees) $ 2,577 $ 2,510 $ 2,566 $ 2,508 $ 10,161 $ 2,618 $ 2,616 $ 2,676 4.3% 3.4 % Resident fee revenue under management (3) $ 54,820 $ 53,373 $ 54,246 $ 53,459 $ 215,898 $ 55,760 $ 55,524 $ 54,646 0.7% 2.1 % Segment Overview (1) Excludes reimbursed costs on behalf of managed communities. (2) Excludes other operating income. (3) Not included in consolidated reported amounts.

7 2023 2024 3Q24 vs 3Q23 YTD 3Q24 vs YTD 3Q23 ($ in 000s, except RevPAR and RevPOR) 1Q 2Q 3Q 4Q Full Year 1Q 2Q 3Q B(W) B(W) Independent Living Revenue $ 140,602 $ 140,670 $ 141,234 $ 141,506 $ 564,012 $ 148,948 $ 149,542 $ 150,380 6.5% 6.2 % Other operating income $ 54 $ 218 $ 215 $ — $ 487 $ — $ — $ — (100.0) % (100.0) % Segment Operating Income $ 46,833 $ 46,361 $ 44,702 $ 46,749 $ 184,645 $ 48,643 $ 50,334 $ 48,747 9.0% 7.1 % Segment operating margin 33.3% 32.9% 31.6% 33.0% 32.7% 32.7% 33.7% 32.4% 80 bps 30 bps Number of communities (period end) 68 68 68 68 68 68 68 68 — % — % Total Average Units 12,571 12,573 12,569 12,562 12,569 12,564 12,573 12,579 0.1% — % RevPAR $ 3,728 $ 3,729 $ 3,746 $ 3,755 $ 3,739 $ 3,952 $ 3,965 $ 3,985 6.4% 6.2 % Weighted average occupancy 78.6% 78.9% 79.6% 80.3% 79.4% 79.6% 79.9% 80.8% 120 bps 110 bps RevPOR $ 4,741 $ 4,727 $ 4,705 $ 4,674 $ 4,711 $ 4,963 $ 4,959 $ 4,930 4.8% 4.8 % Assisted Living and Memory Care Revenue $ 486,777 $ 486,523 $ 494,014 $ 493,118 $ 1,960,432 $ 510,872 $ 507,191 $ 510,084 3.3% 4.1 % Other operating income $ 2,027 $ 3,763 $ 2,218 $ — $ 8,008 $ — $ — $ — (100.0) % (100.0) % Segment Operating Income $ 124,593 $ 124,616 $ 126,731 $ 126,377 $ 502,317 $ 137,458 $ 136,155 $ 131,768 4.0% 7.8 % Segment operating margin 25.5% 25.4% 25.5% 25.6% 25.5% 26.9% 26.8% 25.8% 30 bps 100 bps Number of communities (period end) 554 555 555 537 537 537 534 534 (3.8) % (3.8) % Total Average Units 34,414 34,442 34,480 34,319 34,414 33,744 33,622 33,523 (2.8) % (2.4) % RevPAR $ 4,710 $ 4,703 $ 4,769 $ 4,784 $ 4,741 $ 5,036 $ 5,018 $ 5,060 6.1% 6.6 % Weighted average occupancy 75.9% 76.3% 77.6% 78.2% 77.0% 77.5% 77.6% 78.5% 90 bps 130 bps RevPOR $ 6,204 $ 6,164 $ 6,148 $ 6,117 $ 6,158 $ 6,494 $ 6,462 $ 6,448 4.9% 4.8 % CCRCs Revenue $ 86,025 $ 82,968 $ 81,875 $ 81,958 $ 332,826 $ 84,421 $ 82,976 $ 83,265 1.7% (0.1) % Other operating income $ 247 $ 141 $ 190 $ — $ 578 $ — $ — $ — (100.0) % (100.0) % Segment Operating Income $ 13,499 $ 12,188 $ 10,902 $ 12,992 $ 49,581 $ 15,590 $ 15,713 $ 14,932 37.0% 26.4 % Segment operating margin 15.6% 14.7% 13.3% 15.9% 14.9% 18.5% 18.9% 17.9% 460 bps 380 bps Number of communities (period end) 19 18 18 17 17 17 17 17 (5.6) % (5.6) % Total Average Units 5,192 5,015 4,911 4,791 4,977 4,731 4,732 4,734 (3.6) % (6.1) % RevPAR $ 5,490 $ 5,500 $ 5,557 $ 5,702 $ 5,560 $ 5,948 $ 5,845 $ 5,863 5.5% 6.7 % Weighted average occupancy 73.4% 72.0% 73.2% 75.0% 73.4% 76.1% 76.1% 76.7% 350 bps 340 bps RevPOR $ 7,482 $ 7,636 $ 7,594 $ 7,599 $ 7,576 $ 7,815 $ 7,685 $ 7,644 0.7% 1.9 % Senior Housing Segments

8 2023 2024 3Q24 vs 3Q23 YTD 3Q24 vs YTD 3Q23 ($ in 000s, except RevPAR and RevPOR) 1Q 2Q 3Q 4Q Full Year 1Q 2Q 3Q B(W) B(W) Revenue $ 685,944 $ 685,095 $ 691,884 $ 694,681 $ 2,757,604 $ 729,127 $ 725,865 $ 730,861 5.6% 6.0 % Other operating income 2,215 4,050 2,445 — 8,710 — — — (100.0) % (100.0) % Community Labor Expense (331,475) (333,600) (336,760) (335,850) (1,337,685) (341,441) (339,850) (345,411) (2.6) % (2.5) % % of revenue 48.3% 48.7% 48.7% 48.3% 48.5% 46.8% 46.8% 47.3% 140 bps 160 bps Other facility operating expense (174,636) (174,949) (178,978) (176,339) (704,902) (186,255) (187,230) (191,464) (7.0) % (6.9) % % of revenue 25.5% 25.5% 25.8% 25.4% 25.6% 25.6% 25.8% 26.2% (40) bps (20) bps Facility operating expense (2) (506,111) (508,549) (515,738) (512,189) (2,042,587) (527,696) (527,080) (536,875) (4.1) % (4.0) % Same Community Operating Income $ 182,048 $ 180,596 $ 178,591 $ 182,492 $ 723,727 $ 201,431 $ 198,785 $ 193,986 8.6% 9.8 % Same Community adjusted operating income (3) $ 179,833 $ 176,546 $ 176,146 $ 182,492 $ 715,017 $ 201,431 $ 198,785 $ 193,986 10.1% 11.6 % Same Community operating margin 26.5% 26.2% 25.7% 26.3% 26.2% 27.6% 27.4% 26.5% 80 bps 110 bps Same Community adjusted operating margin(3) 26.2% 25.8% 25.5% 26.3% 25.9% 27.6% 27.4% 26.5% 100 bps 140 bps Total Average Units 50,124 50,126 50,121 50,117 50,122 50,120 50,131 50,137 — % — % RevPAR $ 4,562 $ 4,556 $ 4,601 $ 4,620 $ 4,585 $ 4,849 $ 4,826 $ 4,859 5.6% 5.9 % Weighted average occupancy 76.5% 76.8% 77.9% 78.5% 77.4% 78.0% 78.1% 78.9% 100 bps 130 bps RevPOR $ 5,960 $ 5,934 $ 5,909 $ 5,883 $ 5,922 $ 6,218 $ 6,177 $ 6,155 4.2% 4.2 % Same Community Operating Income ($ in millions) $182.0 $180.6 $178.6 $182.5 $201.4 $198.8 $194.0 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1Q 2024 2Q 2024 3Q 2024 Same Community RevPAR / Weighted Average Occupancy $4,562 $4,556 $4,601 $4,620 $4,849 $4,826 $4,859 76.5% 76.8% 77.9% 78.5% 78.0% 78.1% 78.9% RevPAR Weighted Average Occupancy 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1Q 2024 2Q 2024 3Q 2024 Senior Housing: Same Community (1) (1) Same Community portfolio reflects 611 communities which represents 98.7% of the Company's total consolidated communities. (2) Excludes natural disaster expense, consisting primarily of remediation of storm damage, net of related insurance recoveries, of $0.1 million and $3.7 million for the full year 2023 and the nine months ended September 30, 2024, respectively. (3) Excludes other operating income. (2)

9 2023 2024 3Q24 vs 3Q23 YTD 3Q24 vs YTD 3Q23 ($ in 000s, except RevPAR and RevPOR) 1Q 2Q 3Q 4Q Full Year 1Q 2Q 3Q B(W) B(W) Independent Living Revenue $ 140,602 $ 140,670 $ 141,234 $ 141,506 $ 564,012 $ 148,948 $ 149,542 $ 150,380 6.5% 6.2 % Other operating income 54 218 215 — 487 — — — (100.0) % (100.0) % Community Labor Expense (54,936) (55,093) (55,800) (55,283) (221,112) (57,140) (56,627) (57,706) (3.4) % (3.4) % Other facility operating expense (38,688) (39,612) (41,108) (39,491) (158,899) (42,816) (42,582) (43,804) (6.6) % (8.2) % Facility operating expense (93,624) (94,705) (96,908) (94,774) (380,011) (99,956) (99,209) (101,510) (4.7) % (5.4) % Same Community Operating Income $ 47,032 $ 46,183 $ 44,541 $ 46,732 $ 184,488 $ 48,992 $ 50,333 $ 48,870 9.7% 7.6 % Same Community operating margin 33.4% 32.8% 31.5% 33.0% 32.7% 32.9% 33.7% 32.5% 100 bps 40 bps Total Average Units 12,571 12,573 12,569 12,562 12,569 12,564 12,573 12,579 0.1% — % RevPAR $ 3,728 $ 3,729 $ 3,746 $ 3,755 $ 3,739 $ 3,952 $ 3,965 $ 3,985 6.4% 6.2 % Weighted average occupancy 78.6% 78.9% 79.6% 80.3% 79.4% 79.6% 79.9% 80.8% 120 bps 110 bps RevPOR $ 4,741 $ 4,727 $ 4,705 $ 4,674 $ 4,711 $ 4,963 $ 4,959 $ 4,930 4.8% 4.8 % Assisted Living and Memory Care Revenue $ 471,659 $ 470,538 $ 477,252 $ 478,308 $ 1,897,757 $ 502,495 $ 500,329 $ 503,977 5.6% 6.2 % Other operating income 1,952 3,699 2,192 — 7,843 — — — (100.0) % (100.0) % Community Labor Expense (234,585) (235,828) (238,201) (237,436) (946,050) (241,637) (240,992) (245,505) (3.1) % (2.8) % Other facility operating expense (116,783) (116,145) (118,089) (117,235) (468,252) (123,013) (124,074) (127,081) (7.6) % (6.6) % Facility operating expense (351,368) (351,973) (356,290) (354,671) (1,414,302) (364,650) (365,066) (372,586) (4.6) % (4.0) % Same Community Operating Income $ 122,243 $ 122,264 $ 123,154 $ 123,637 $ 491,298 $ 137,845 $ 135,263 $ 131,391 6.7% 10.0 % Same Community operating margin 25.8% 25.8% 25.7% 25.8% 25.8% 27.4% 27.0% 26.1% 40 bps 100 bps Total Average Units 33,239 33,239 33,238 33,240 33,239 33,241 33,242 33,240 — % — % RevPAR $ 4,730 $ 4,719 $ 4,786 $ 4,797 $ 4,758 $ 5,039 $ 5,017 $ 5,054 5.6% 6.2 % Weighted average occupancy 76.0% 76.3% 77.6% 78.2% 77.0% 77.5% 77.7% 78.5% 90 bps 120 bps RevPOR $ 6,223 $ 6,182 $ 6,166 $ 6,132 $ 6,176 $ 6,498 $ 6,459 $ 6,439 4.4% 4.4 % CCRCs Revenue $ 73,683 $ 73,887 $ 73,398 $ 74,867 $ 295,835 $ 77,684 $ 75,994 $ 76,504 4.2% 4.2 % Other operating income 209 133 38 — 380 — — — (100.0) % (100.0) % Community Labor Expense (41,954) (42,679) (42,759) (43,131) (170,523) (42,664) (42,231) (42,200) 1.3% 0.2 % Other facility operating expense (19,165) (19,192) (19,781) (19,613) (77,751) (20,426) (20,574) (20,579) (4.0) % (5.9) % Facility operating expense (61,119) (61,871) (62,540) (62,744) (248,274) (63,090) (62,805) (62,779) (0.4) % (1.7) % Same Community Operating Income $ 12,773 $ 12,149 $ 10,896 $ 12,123 $ 47,941 $ 14,594 $ 13,189 $ 13,725 26.0% 15.9 % Same Community operating margin 17.3% 16.4% 14.8% 16.2% 16.2% 18.8% 17.4% 17.9% 310 bps 180 bps Total Average Units 4,314 4,314 4,314 4,315 4,314 4,315 4,316 4,318 0.1% — % RevPAR $ 5,693 $ 5,709 $ 5,671 $ 5,783 $ 5,714 $ 6,001 $ 5,869 $ 5,906 4.1% 4.1 % Weighted average occupancy 74.5% 74.0% 74.8% 75.8% 74.8% 76.5% 76.5% 77.0% 220 bps 220 bps RevPOR $ 7,638 $ 7,712 $ 7,584 $ 7,626 $ 7,639 $ 7,842 $ 7,675 $ 7,672 1.2% 1.1 % Senior Housing Segments: Same Community (1) (1) Same Community portfolio reflects 68 Independent Living communities, 527 Assisted Living and Memory Care communities, and 16 CCRCs.

10 2023 2024 3Q24 vs 3Q23 YTD 3Q24 vs YTD 3Q23 ($ in 000s, except RevPAR and RevPOR) 1Q 2Q 3Q 4Q Full Year 1Q 2Q 3Q B(W) B(W) Revenue $ 418,624 $ 416,298 $ 420,351 $ 419,830 $ 1,675,103 $ 440,231 $ 435,741 $ 436,238 3.8% 4.5 % Other operating income 1,885 3,515 1,828 — 7,228 — — — (100.0) % (100.0) % Facility operating expense (319,727) (318,572) (322,472) (318,611) (1,279,382) (328,545) (323,358) (329,550) (2.2) % (2.2) % Owned Portfolio Operating Income $ 100,782 $ 101,241 $ 99,707 $ 101,219 $ 402,949 $ 111,686 $ 112,383 $ 106,688 7.0% 9.6 % Owned Portfolio operating margin 24.0% 24.1% 23.6% 24.1% 24.0% 25.4% 25.8% 24.5% 90 bps 130 bps Additional Information Interest expense: property level and corporate debt $ (50,315) $ (52,256) $ (53,413) $ (53,788) $ (209,772) $ (53,456) $ (53,778) $ (54,171) (1.4) % (3.5) % Community level capital expenditures, net (see page 13) $ (27,135) $ (32,882) $ (23,066) $ (24,992) $ (108,075) $ (25,309) $ (25,404) $ (25,296) (9.7) % 8.5 % Number of communities (period end) 346 346 346 345 345 345 342 342 (1.2) % (1.2) % Total Average Units 31,597 31,446 31,380 31,264 31,422 31,195 31,075 30,977 (1.3) % (1.2) % RevPAR $ 4,405 $ 4,404 $ 4,458 $ 4,470 $ 4,434 $ 4,693 $ 4,663 $ 4,682 5.0% 5.8 % Weighted average occupancy 75.8% 75.8% 77.0% 77.6% 76.5% 77.3% 77.4% 78.1% 110 bps 140 bps RevPOR $ 5,814 $ 5,808 $ 5,790 $ 5,759 $ 5,793 $ 6,074 $ 6,025 $ 5,998 3.6% 3.9 % Senior Housing Owned Portfolio Interest Coverage for the twelve months ended September 30, 2024 1.55x Net Debt as of September 30, 2024 (see page 15) $3,419,110

11 2023 2024 3Q24 vs 3Q23 YTD 3Q24 vs YTD 3Q23 ($ in 000s, except RevPAR and RevPOR) 1Q 2Q 3Q 4Q Full Year 1Q 2Q 3Q B(W) B(W) Revenue $ 294,780 $ 293,863 $ 296,772 $ 296,752 $ 1,182,167 $ 304,010 $ 303,968 $ 307,491 3.6% 3.4 % Other operating income 443 607 795 — 1,845 — — — (100.0) % (100.0) % Facility operating expense (211,080) (212,546) (214,939) (211,853) (850,418) (214,005) (214,149) (218,732) (1.8) % (1.3) % Leased Portfolio Operating Income $ 84,143 $ 81,924 $ 82,628 $ 84,899 $ 333,594 $ 90,005 $ 89,819 $ 88,759 7.4% 8.0 % Leased Portfolio operating margin 28.5% 27.8% 27.8% 28.6% 28.2% 29.6% 29.5% 28.9% 110 bps 130 bps Additional Information Cash facility lease payments on leased portfolio (see page 14) $ (67,572) $ (67,888) $ (68,019) $ (68,024) $ (271,503) $ (68,088) $ (68,369) $ (68,609) (0.9) % (0.8) % Community level capital expenditures, net (see page 13) (1) $ (14,734) $ (17,010) $ (14,715) $ (7,149) $ (53,608) $ (15,065) $ (20,131) $ (9,510) 35.4% 3.8 % Number of communities (period end) 295 295 295 277 277 277 277 277 (6.1) % (6.1) % Total Average Units 20,580 20,584 20,580 20,408 20,538 19,844 19,852 19,859 (3.5) % (3.5) % RevPAR $ 4,775 $ 4,759 $ 4,807 $ 4,847 $ 4,797 $ 5,107 $ 5,104 $ 5,161 7.4% 7.2 % Weighted average occupancy 77.2% 77.6% 78.6% 79.7% 78.3% 79.0% 79.1% 80.2% 160 bps 160 bps RevPOR $ 6,188 $ 6,134 $ 6,112 $ 6,083 $ 6,129 $ 6,465 $ 6,450 $ 6,435 5.3% 5.0 % Lease Coverage for the twelve months ended September 30, 2024 (2) 1.05x Operating and financing lease obligations as of September 30, 2024 (see page 19) (3) $ 1,450,370 Facility Lease Maturity Information (Leased Portfolio as of September 30, 2024) Initial Lease Maturities Community Count Total Units Lease Payments (4) 2024 1 172 $ 2,325 2025 122 10,347 $ 112,112 2026 2 153 $ 1,642 2027 — — $ — 2028 1 116 $ 2,461 Thereafter 110 6,283 $ 108,090 Subtotal 236 17,071 $ 226,630 Communities subject to acquisition agreements 41 2,789 $ 45,198 Total 277 19,860 $ 271,828 Senior Housing Leased Portfolio (1) Amounts are presented net of lessor reimbursements. See page 13. (2) Lease Coverage assumes an implied 5% management fee and capital expenditures at $350/unit for the trailing-twelve months. See page 16. (3) During the three months ended September 30, 2024, operating and financing lease obligations were increased by $253.4 million as a result of a lease amendment with Omega Healthcare Investors, Inc. and by $334.9 million as a result of agreements to acquire 41 leased communities. (4) Cash facility lease payments for the twelve months ended September 30, 2024.

12 (1) G&A allocations are calculated based on the proportional amount of resident fee revenue (consolidated and under management) attributable to the segment or portfolio. G&A allocations presented herein exclude non-cash stock-based compensation expense and Transaction and Organizational Restructuring Costs. (2) Not included in consolidated reported amounts. Consolidated, unless otherwise noted 2023 2024 3Q24 vs 3Q23 YTD 3Q24 vs YTD 3Q23 ($ in 000s) 1Q 2Q 3Q 4Q Full Year 1Q 2Q 3Q B(W) B(W) G&A expense allocations (1) Senior Housing Owned Portfolio allocation $ 22,857 $ 23,027 $ 21,841 $ 21,131 $ 88,856 $ 23,172 $ 23,318 $ 22,654 (3.7) % (2.1) % Senior Housing Leased Portfolio allocation 16,095 16,255 15,419 14,936 62,705 16,001 16,266 15,968 (3.6) % (1.0) % All Other allocation 2,995 2,952 2,818 2,691 11,456 2,935 2,971 2,838 (0.7) % 0.2 % Subtotal G&A expense allocations 41,947 42,234 40,078 38,758 163,017 42,108 42,555 41,460 (3.4) % (1.5) % Non-cash stock-based compensation expense 3,104 2,969 2,893 3,019 11,985 3,273 3,975 3,403 (17.6) % (18.8) % Transaction and Organizational Restructuring Costs 3,568 123 105 96 3,892 351 134 66 37.1% 85.5% General and administrative expense $ 48,619 $ 45,326 $ 43,076 $ 41,873 $ 178,894 $ 45,732 $ 46,664 $ 44,929 (4.3) % (0.2) % 2023 2024 3Q24 vs 3Q23 YTD 3Q24 vs YTD 3Q23 1Q 2Q 3Q 4Q Full Year 1Q 2Q 3Q B(W) B(W) Resident fee revenue $ 713,404 $ 710,161 $ 717,123 $ 716,582 $ 2,857,270 $ 744,241 $ 739,709 $ 743,729 3.7% 4.1 % Resident fee revenue under management (2) 54,820 53,373 54,246 53,459 215,898 55,760 55,524 54,646 0.7% 2.1 % Total (consolidated and under management) $ 768,224 $ 763,534 $ 771,369 $ 770,041 $ 3,073,168 $ 800,001 $ 795,233 $ 798,375 3.5% 3.9 % G&A Expense as a Percentage of Resident Fee Revenue (Consolidated and Under Management) G&A expense (excluding non-cash stock-based compensation expense and Transaction and Organizational Restructuring Costs) 5.5% 5.5% 5.2% 5.0% 5.3% 5.3% 5.4% 5.2% 0 bps 10 bps G&A expense (including non-cash stock-based compensation expense and Transaction and Organizational Restructuring Costs) 6.3% 5.9% 5.6% 5.4% 5.8% 5.7% 5.9% 5.6% 0 bps 20 bps G&A Expense

13 ($ in 000s, except for community level capital expenditures, per average unit) 2023 2024 3Q24 vs 3Q23 YTD 3Q24 vs YTD 3Q23 1Q 2Q 3Q 4Q Full Year 1Q 2Q 3Q B(W) B(W) Community level capital expenditures, including allocations (1) Senior Housing Owned Portfolio $ 27,135 $ 32,882 $ 23,066 $ 24,992 $ 108,075 $ 25,309 $ 25,404 $ 25,296 (9.7) % 8.5 % Senior Housing Leased Portfolio 14,734 17,010 14,715 7,149 53,608 15,065 20,131 9,510 35.4% 3.8 % Community level capital expenditures, net (A) 41,869 49,892 37,781 32,141 161,683 40,374 45,535 34,806 7.9% 6.8 % Corporate capital expenditures (2) 21,043 14,923 9,467 9,395 54,828 10,217 6,790 6,912 27.0% 47.4 % Non-Development Capital Expenditures, net (1) 62,912 64,815 47,248 41,536 216,511 50,591 52,325 41,718 11.7% 17.3 % Development Capital Expenditures, net 519 385 405 453 1,762 218 215 191 52.8% 52.3 % Total capital expenditures, net (1) 63,431 65,200 47,653 41,989 218,273 50,809 52,540 41,909 12.1% 17.6 % Property and casualty insurance proceeds (6,422) (2,367) (10,747) (5,168) (24,704) (2,642) (62) (3,593) (66.6) % (67.8) % Total capital expenditures, net of property and casualty insurance proceeds received (1) $ 57,009 $ 62,833 $ 36,906 $ 36,821 $ 193,569 $ 48,167 $ 52,478 $ 38,316 (3.8) % 11.3 % Capital Expenditures Reconciliation to Statements of Cash Flow Total capital expenditures, net (1) $ 63,431 $ 65,200 $ 47,653 $ 41,989 $ 218,273 $ 50,809 $ 52,540 $ 41,909 Lessor reimbursements: non-development capital expenditures 2,244 — — 8,075 10,319 249 1,051 6,714 Change in related payables (15,975) (5,075) 17,222 8,441 4,613 (6,659) (2,017) 6,342 Total cash paid for capital expenditures $ 49,700 $ 60,125 $ 64,875 $ 58,505 $ 233,205 $ 44,399 $ 51,574 $ 54,965 15.3% 13.6 % Senior Housing Total Average Units (B) 52,177 52,030 51,960 51,672 51,960 51,039 50,927 50,836 (2.2) % (2.2) % Community level capital expenditures, net, per average unit (A/B) $ 802 $ 959 $ 727 $ 622 $ 3,112 $ 791 $ 894 $ 685 5.8% 4.8 % Capital Expenditures (1) Amounts are presented net of lessor reimbursements. (2) Includes remediation costs at communities resulting from natural disasters of $28.8 million and $8.5 million for the full year 2023 and the nine months ended September 30, 2024, respectively. A portion of such costs are reimbursable under the Company's property and casualty insurance policies.

14 (1) Classification of amounts prospectively impacted by lease amendments in the second quarter of 2023 with no impact to total cash facility lease payments. (2) Includes cash lease payments for leases of community support centers and information technology systems and equipment. 2023 2024 3Q24 vs 3Q23 YTD 3Q24 vs YTD 3Q23 ($ in 000s) 1Q 2Q 3Q 4Q Full Year 1Q 2Q 3Q B(W) B(W) Operating Lease Obligations Facility operating lease expense $ 46,127 $ 50,512 $ 53,145 $ 52,626 $ 202,410 $ 51,496 $ 50,964 $ 51,937 Operating lease expense adjustment 10,805 11,557 11,458 11,919 45,739 13,089 13,483 12,489 Cash facility operating lease payments (1) 56,932 62,069 64,603 64,545 248,149 64,585 64,447 64,426 0.3% (5.4) % Financing Lease Obligations Interest expense: financing lease obligations 6,552 5,453 4,950 4,995 21,950 5,061 5,110 5,062 Payment of financing lease obligations 5,852 2,126 244 251 8,473 262 265 273 Cash financing lease payments (1) 12,404 7,579 5,194 5,246 30,423 5,323 5,375 5,335 (2.7) % 36.3 % Total cash facility lease payments (2) $ 69,336 $ 69,648 $ 69,797 $ 69,791 $ 278,572 $ 69,908 $ 69,822 $ 69,761 0.1% (0.3) % Interest Expense Reconciliation to Income Statement Interest expense: financing lease obligations $ 6,552 $ 5,453 $ 4,950 $ 4,995 $ 21,950 $ 5,061 $ 5,110 $ 5,062 (2.3) % 10.2 % Interest income (5,326) (6,115) (6,323) (5,382) (23,146) (4,778) (4,714) (4,663) (26.3) % (20.3) % Interest expense: debt 50,315 52,256 53,413 53,788 209,772 53,456 53,778 54,171 (1.4) % (3.5) % Interest expense, net 51,541 51,594 52,040 53,401 208,576 53,739 54,174 54,570 (4.9) % (4.7) % Amortization of deferred financing costs 1,940 1,899 1,910 1,947 7,696 2,257 2,334 2,337 Change in fair value of derivatives 904 (5,173) (861) 3,986 (1,144) (3,087) 345 4,746 Interest income 5,326 6,115 6,323 5,382 23,146 4,778 4,714 4,663 Interest expense per income statement $ 59,711 $ 54,435 $ 59,412 $ 64,716 $ 238,274 $ 57,687 $ 61,567 $ 66,316 (11.6) % (6.9) % Cash Facility Lease Payments

15 (1) Amount excludes $25 million in deferred financing costs, net. (2) Reflects rates as of September 30, 2024. (3) Variable rate maturities include $320 million of mortgage debt with extension options to 2027. (4) Fixed rate maturities include $230 million of 2.00% convertible senior notes. On October 3, 2024, the Company issued $369.4 million principal amount of Convertible Senior Notes due in 2029 ("New Notes). The Company issued $219.4 million principal amount of the New Notes in exchange for $206.7 million principal amount of the existing notes and $150 million principal amount of the New Notes for cash. (5) Excludes convertible senior notes. (6) Includes the carrying amount of debt of which 91.5%, or $3.4 billion, represented non-recourse property-level mortgage financings. (7) Excludes operating lease obligations related to certain non-facility leases for which the related lease expense is included in Adjusted EBITDA. Important Note Regarding Non-GAAP Financial Measures. Adjusted EBITDA, Adjusted EBITDA after cash financing lease payments, Net Debt, and Adjusted Net Debt are financial measures that are not calculated in accordance with GAAP. See "Definitions" and "Non-GAAP Financial Measures" for the definitions of such measures and other important information regarding such measures, including reconciliations to the most comparable GAAP measures. $405 $341 $355 $346 $324 09/30/2023 12/31/2023 03/31/2024 06/30/2024 09/30/2024 Total Liquidity ($ in millions) Leverage Ratio ($ in 000s) Twelve Months Ended September 30, 2024 Cash facility operating lease payments (see page 14) (258,003) Adjusted EBITDA 372,992 Cash financing lease payments (see page 14) (21,279) Adjusted EBITDA after cash financing lease payments (A) $ 351,713 As of September 30, 2024 Debt (6) $ 3,706,022 Cash and cash equivalents (254,711) Marketable securities (29,701) Restricted cash held as collateral against existing debt (2,500) Net Debt (B) 3,419,110 Operating and financing lease obligations (see page 19) (7) 1,456,727 Adjusted Net Debt $ 4,875,837 Annualized Leverage (B/A) 9.7 x Debt Structure (1) ($ in millions) Fixed Rate Maturities Variable Rate Maturities Recurring Principal Payments Total Weighted Rate (2) 2024 $ — $ — $ 18 $ 18 6.63% 2025 (3) — 320 57 377 7.07% 2026 (4) 250 — 57 307 2.71% 2027 508 457 48 1,013 6.05% 2028 333 200 33 566 5.73 % Thereafter 1,031 373 47 1,451 5.07 % Total $ 2,122 $ 1,350 $ 260 $ 3,732 5.45 % Capital Structure Line of credit available to draw ($40 million as of September 30, 2024) Cash and cash equivalents and marketable securities ($284 million as of September 30, 2024) Fixed rate debt (5) $2,085 Variable rate debt with interest rate caps and swaps $1,417 Fixed rate convertible senior notes $230 56% 38% As of September 30, 2024 Weighted Rate Fixed rate debt (5) 4.42 % Variable rate debt 7.53 % Convertible senior notes (4) 2.00 % Total debt 5.45% 6%

16 Adjusted EBITDA is a non-GAAP performance measure that the Company defines as net income (loss) excluding: benefit/provision for income taxes, non-operating income/ expense items, and depreciation and amortization; and further adjusted to exclude income/expense associated with non-cash, non-operational, transactional, cost reduction, or organizational restructuring items that management does not consider as part of the Company’s underlying core operating performance and that management believes impact the comparability of performance between periods. For the periods presented herein, such other items include non-cash impairment charges, operating lease expense adjustment, non-cash stock-based compensation expense, gain/loss on sale of communities, and Transaction and Organizational Restructuring Costs. Adjusted Free Cash Flow is a non-GAAP liquidity measure that the Company defines as net cash provided by (used in) operating activities before: distributions from unconsolidated ventures from cumulative share of net earnings, changes in prepaid insurance premiums financed with notes payable, changes in operating lease assets and liabilities for lease termination, cash paid/received for gain/loss on facility operating lease termination, and lessor capital expenditure reimbursements under operating leases; plus: property and casualty insurance proceeds and proceeds from refundable entrance fees, net of refunds; less: Non-Development Capital Expenditures and payment of financing lease obligations. Adjusted Net Debt is a non-GAAP financial measure that the Company defines as Net Debt, plus operating and financing lease obligations. Operating and financing lease obligations exclude operating lease obligations related to certain non-facility leases for which the related lease expense is included in Adjusted EBITDA. Combined Segment Operating Income is defined by the Company as resident fee and management fee revenue and other operating income of the Company, less facility operating expense. Combined Segment Operating Income does not include general and administrative expense or depreciation and amortization. Community Labor Expense is a component of facility operating expense that includes regular and overtime salaries and wages, bonuses, paid-time-off and holiday wages, payroll taxes, contract labor, employee benefits, and workers' compensation. Development Capital Expenditures means capital expenditures for community expansions, major community redevelopment and repositioning projects, and the development of new communities. Amounts of Development Capital Expenditures are presented net of lessor reimbursements. Interest Coverage is calculated based on the trailing-twelve months Owned Portfolio Operating Income adjusted for an implied 5% management fee and capital expenditures at $350/unit, divided by the trailing-twelve months property level and corporate debt interest expense. Lease Coverage is calculated based on the trailing-twelve months Leased Portfolio Operating Income, excluding resident fee revenue, other operating income, and facility operating expense of communities disposed during such period adjusted for an implied 5% management fee and capital expenditures at $350/unit, divided by the trailing-twelve months cash facility lease payments for both operating leases and financing leases, excluding cash lease payments for leases of communities disposed during such period, community support centers, information technology systems and equipment, vehicles, and other equipment. Leased Portfolio Operating Income is defined by the Company as resident fee revenue and other operating income, less facility operating expense for the Company’s Senior Housing Leased Portfolio. Leased Portfolio Operating Income does not include general and administrative expense or depreciation and amortization. Net Debt is a non-GAAP financial measure that the Company defines as the total of its debt and the outstanding balance on the line of credit, less unrestricted cash, marketable securities, and cash held as collateral against existing debt. NM means not meaningful. Non-Development Capital Expenditures is comprised of corporate and community- level capital expenditures, including those related to maintenance, renovations, upgrades, and other major building infrastructure projects for the Company’s communities. Non-Development Capital Expenditures does not include capital expenditures for community expansions, major community redevelopment and repositioning projects, and the development of new communities (i.e. Development Capital Expenditures). Amounts of Non-Development Capital Expenditures are presented net of lessor reimbursements. Owned Portfolio Operating Income is defined by the Company as resident fee revenue and other operating income, less facility operating expense for the Company’s Senior Housing Owned Portfolio. Owned Portfolio Operating Income does not include general and administrative expense or depreciation and amortization. RevPAR, or average monthly senior housing resident fee revenue per available unit, is defined by the Company as resident fee revenue for the corresponding portfolio for the period (excluding revenue for private duty services provided to seniors living outside of the Company's communities and entrance fee amortization), divided by the weighted average number of available units in the corresponding portfolio for the period, divided by the number of months in the period. Definitions

17 RevPOR, or average monthly senior housing resident fee revenue per occupied unit, is defined by the Company as resident fee revenue for the corresponding portfolio for the period (excluding revenue for private duty services provided to seniors living outside of the Company's communities and entrance fee amortization), divided by the weighted average number of occupied units in the corresponding portfolio for the period, divided by the number of months in the period. Same Community information reflects operating results and data  of a consistent population of communities by excluding the impact of changes in the composition of the Company's portfolio of communities. The operating results exclude natural disaster expense and related insurance recoveries. The Company defines its same community portfolio as communities consolidated and operational for the full period in both comparison years. Consolidated communities excluded from the same community portfolio include communities acquired or disposed of since the beginning of the prior year, communities classified as assets held for sale, certain communities planned for disposition, certain communities that have undergone or are undergoing expansion, redevelopment, and repositioning projects, and certain communities that have experienced a casualty event that significantly impacts their operations. Same Community Operating Income is defined by the Company as resident fee revenue and other operating income, less facility operating expense (excluding natural disaster expense and related insurance recoveries) for the Company's Same Community portfolio. Same Community Operating Income does not include general and administrative expense or depreciation and amortization. Segment Operating Income is defined by the Company as segment revenue and other operating income less segment facility operating expense. Segment Operating Income does not include general and administrative expense or depreciation and amortization. All Other Segment Operating Income consists primarily of the previously reported Management Services segment and excludes revenue for reimbursements for which the Company is the primary obligor of costs incurred on behalf of managed communities, and there is no facility operating expense associated with the All Other category. See the Segment Information note to the Company’s consolidated financial statements for more information regarding the Company’s segments. Senior Housing Leased Portfolio represents Brookdale leased communities and does not include owned or managed communities. Senior Housing Operating Income is defined by the Company as segment revenue and other operating income less segment facility operating expense for the Company’s Independent Living, Assisted Living and Memory Care, and CCRCs segments on an aggregate basis. Senior Housing Operating Income does not include general and administrative expense or depreciation and amortization. Senior Housing Owned Portfolio represents Brookdale owned communities and does not include leased or managed communities. Total Average Units represents the average number of units operated during the period. Transaction and Organizational Restructuring Costs are general and administrative expenses. Transaction costs include those directly related to acquisition, disposition, financing, and leasing activity, and are primarily comprised of legal, finance, consulting, professional fees, and other third-party costs. Organizational restructuring costs include those related to the Company’s efforts to reduce general and administrative expense and its senior leadership changes, including severance. Definitions

18 2023 2024 Twelve Months Ended September 30, 2024($ in 000s) 1Q 2Q 3Q 4Q Full Year 1Q 2Q 3Q Net income (loss) $ (44,563) $ (4,526) $ (48,811) $ (91,170) $ (189,070) $ (29,581) $ (37,742) $ (50,734) $ (209,227) Provision (benefit) for income taxes 572 275 (1,876) 9,813 8,784 (40) 449 677 10,899 Equity in (earnings) loss of unconsolidated ventures 577 1,153 1,426 840 3,996 — — — 840 Loss (gain) on debt modification and extinguishment, net — — — 2,702 2,702 — — 2,267 4,969 Non-operating loss (gain) on sale of assets, net — (860) — (581) (1,441) (704) (199) (20) (1,504) Other non-operating (income) loss (3,149) (3,197) (10,166) (5,175) (21,687) (3,338) (199) (3,584) (12,296) Interest expense 59,711 54,435 59,412 64,716 238,274 57,687 61,567 66,316 250,286 Interest income (5,326) (6,115) (6,323) (5,382) (23,146) (4,778) (4,714) (4,663) (19,537) Income (loss) from operations 7,822 41,165 (6,338) (24,237) 18,412 19,246 19,162 10,259 24,430 Depreciation and amortization 84,934 84,448 85,932 87,398 342,712 86,127 88,028 90,064 351,617 Asset impairment — 520 9,086 30,966 40,572 1,708 — 934 33,608 Loss (gain) on sale of communities, net — (36,296) — — (36,296) — — — — Operating lease expense adjustment (10,805) (11,557) (11,458) (11,919) (45,739) (13,089) (13,483) (12,489) (50,980) Non-cash stock-based compensation expense 3,104 2,969 2,893 3,019 11,985 3,273 3,975 3,403 13,670 Transaction and Organizational Restructuring Costs 3,568 123 105 96 3,892 351 134 66 647 Adjusted EBITDA $ 88,623 $ 81,372 $ 80,220 $ 85,323 $ 335,538 $ 97,616 $ 97,816 $ 92,237 $ 372,992 Interest expense: financing lease obligations (6,552) (5,453) (4,950) (4,995) (21,950) (5,061) (5,110) (5,062) (20,228) Payment of financing lease obligations (5,852) (2,126) (244) (251) (8,473) (262) (265) (273) (1,051) Adjusted EBITDA after cash financing lease payments $ 76,219 $ 73,793 $ 75,026 $ 80,077 $ 305,115 $ 92,293 $ 92,441 $ 86,902 $ 351,713 Adjusted EBITDA and Adjusted EBITDA after Cash Financing Lease Payments Reconciliations Appendix: Non-GAAP Financial Measures This Supplemental Information contains the financial measures Adjusted EBITDA, Adjusted EBITDA after cash financing lease payments, Adjusted Free Cash Flow, Net Debt, and Adjusted Net Debt (each as defined in the "Definitions" section), which are not calculated in accordance with U.S. generally accepted accounting principles ("GAAP"). Presentations of these non- GAAP financial measures are intended to aid investors in better understanding the factors and trends affecting the Company’s performance and liquidity. However, investors should not consider these non-GAAP financial measures as a substitute for financial measures determined in accordance with GAAP, including net income (loss), income (loss) from operations, net cash provided by (used in) operating activities, short-term debt, long-term debt less current portion, or current portion of long-term debt. Investors are cautioned that amounts presented in accordance with the Company’s definitions of these non-GAAP financial measures may not be comparable to similar measures disclosed by other companies because not all companies calculate non-GAAP measures in the same manner. Investors are urged to review the reconciliations set forth in this Appendix of these non-GAAP financial measures from the most comparable financial measures determined in accordance with GAAP and to review the information under "Reconciliations of Non-GAAP Financial Measures" in the Company’s earnings release dated November 6, 2024 for additional information regarding the Company’s use and the limitations of such non-GAAP financial measures.

19 Net Debt and Adjusted Net Debt Reconciliations Appendix: Non-GAAP Financial Measures (continued) ($ in 000s) As of September 30, 2024 Long-term debt (including current portion) $ 3,706,022 Cash and cash equivalents (254,711) Marketable securities (29,701) Cash held as collateral against existing debt (2,500) Net Debt 3,419,110 Operating and financing lease obligations 1,485,141 Operating lease obligations related to certain non-facility leases for which the related lease expense is included in Adjusted EBITDA (28,414) Adjusted Net Debt $ 4,875,837 Operating and financing lease obligations $ 1,485,141 Operating lease obligations related to certain non-facility leases for which the related lease expense is included in Adjusted EBITDA (28,414) Adjusted operating and financing lease obligations 1,456,727 Operating and financing lease obligations related to community support centers and information technology leases (6,357) Operating and financing lease obligations for Leased Portfolio $ 1,450,370

20 2023 2024 ($ in 000s) 1Q 2Q 3Q 4Q Full Year 1Q 2Q 3Q Net cash provided by (used in) operating activities $ 24,042 $ 63,824 $ 45,763 $ 29,294 $ 162,923 $ (1,146) $ 55,670 $ 66,455 Net cash provided by (used in) investing activities (62,019) (41,891) (31,837) 22,383 (113,364) (6,946) (68,457) (58,113) Net cash provided by (used in) financing activities 171 (50,093) (19,232) (105,285) (174,439) 54,090 (20,375) (38,801) Net increase (decrease) in cash, cash equivalents and restricted cash $ (37,806) $ (28,160) $ (5,306) $ (53,608) $ (124,880) $ 45,998 $ (33,162) $ (30,459) Net cash provided by (used in) operating activities $ 24,042 $ 63,824 $ 45,763 $ 29,294 $ 162,923 $ (1,146) $ 55,670 $ 66,455 Distributions from unconsolidated ventures from cumulative share of net earnings — (430) — — (430) — — — Changes in prepaid insurance premiums financed with notes payable 19,305 (6,301) (6,474) (6,530) — 23,319 (7,617) (7,772) Changes in operating lease assets and liabilities for lessor capital expenditure reimbursements (2,244) — — (7,600) (9,844) (249) (1,051) (6,432) Non-development capital expenditures, net (62,912) (64,815) (47,248) (41,536) (216,511) (50,591) (52,325) (41,718) Property and casualty insurance proceeds 6,422 2,367 10,747 5,168 24,704 2,642 62 3,593 Payment of financing lease obligations (5,852) (2,126) (244) (251) (8,473) (262) (265) (273) Adjusted Free Cash Flow $ (21,239) $ (7,481) $ 2,544 $ (21,455) $ (47,631) $ (26,287) $ (5,526) $ 13,853 Adjusted Free Cash Flow Reconciliation Appendix: Non-GAAP Financial Measures (continued) Brookdale Senior Living Inc. 105 Westwood Place Brentwood, TN 37027 (615) 221-2250 brookdale.com